Exhibit 99.1

Broadridge Financial Solutions, Inc.

Investor Communication Solutions

Key Statistics

(volume and $ in millions)

Legend:

Type
RC	=	Recurring-	Low Volatility
ED	=	Event-Driven-	High Volatility

		3Q07	3Q08	Type
Proxy	Equities	$47.5	$42.9	RC
	Stock Record Position Growth	-0.9%	-0.1%
	Pieces	25.3	23.8

	Mutual Funds	$31.1	$29.4	ED
	Pieces	20.8	35.8

	Contests/Specials	$15.0	$3.5	ED
	Pieces	7.0	2.1

	Total Proxy	$93.6	$75.8
	Total Pieces	53.1	61.7

Interims	Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses)	$54.6	$60.9	RC
	Position Growth	7.1%	8.8%
	Pieces	100.3	112.7

	Mutual Funds (Supplemental Prospectuses) & Other	$41.6	$64.7	ED
	Pieces	88.8	106.3

	Total Interims	$96.2	$125.6
	Total Pieces	189.1	219.0

Transaction Reporting	Transaction Reporting	$85.0	$80.7	RC

Fulfillment	Post-Sale Fulfillment	$32.4	$35.7	RC

	Pre-Sale Fulfillment	$13.0	$12.7	ED

	Total Fulfillment	$45.4	$48.4

Other Communications	Other (1)	$19.5	$12.4	ED

	Total Net Revenue - Non-GAAP (2)	$339.7	$342.9
	Transfer price adjustment	—	—

	Total Net Revenue as reported - GAAP (2)	$339.7	$342.9

	Distribution Fees % of Total Net Revenue- Non-GAAP	54.1%	54.3%

(1)	Other includes pieces of 2.0M for 3Q08 and 4.9M for 3Q07 primarily related to corporate actions.
(2)	Revenue numbers include distribution fees.

Management believes that certain Non-GAAP (generally accepted accounting principles) measures, when presented in conjunction with comparable GAAP measures provide investors a more complete understanding of Broadridge’s underlying operational results. These Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods. These measures should be considered in addition to, and not a substitute for the measures of financial performance prepared in accordance with GAAP.

Broadridge Financial Solutions, Inc.

Securities Processing Solutions

Key Statistics

($ in millions)

Legend:

Type
RC	=	Recurring-	Low Volatility
ED	=	Event-Driven-	High Volatility

		3Q07	3Q08	Type
Equity
Transaction-Based	Equity Trades	$70.3	$65.7	RC
	Trade Volume (Average Trades per Day in ‘000)	2,440	2,538

Non-Transaction	Other Equity Services	$46.6	$44.5	RC

	Total Equity	$116.9	$110.2

Fixed Income
Transaction-Based	Fixed Income Trades	$11.4	$13.0	RC
	Trade Volume (Average Trades per Day in ‘000)	206	248

Non-Transaction	Other Fixed Income Services	$6.5	$5.8	RC

	Total Fixed Income	$17.9	$18.8

	Total Net Revenue - Non-GAAP	$134.8	$129.0
	Transfer price adjustment	—	—

	Total Net Revenue as reported - GAAP	$134.8	$129.0

Management believes that certain Non-GAAP (generally accepted accounting principles) measures, when presented in conjunction with comparable GAAP measures provide investors a more complete understanding of Broadridge’s underlying operational results. These Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods. These measures should be considered in addition to, and not a substitute for the measures of financial performance prepared in accordance with GAAP.

Broadridge Financial Solutions, Inc.

Clearing and Outsourcing Solutions

Key Statistics

($ in millions)

Legend:

Type
RC	=	Recurring-	Low Volatility
ED	=	Event-Driven-	High Volatility

		3Q07	3Q08		Type
Clearing	Net Interest Income (1)	$7.7	$6.2		RC
	Average Margin Debits	$689.7	$969.8

	Clearing Fees/Other	$9.5	$12.1		RC
	Trade Volume (Average Trades per Day in ‘000)	27.6	47.0

Outsourcing	Outsourcing	$6.0	$4.6		RC
	# of Clients	3	4	(2)

	Total Net Revenue - Non-GAAP	$23.2	$22.9
	Transfer price adjustment	—	—

	Total Net Revenue as reported - GAAP	$23.2	$22.9

(1)	Referred to as “Margin Revenues” in Key Statistics for prior quarters.
(2)	Currently record E*Trade and E*Trade Canada as one client. Previously recorded as two separate clients in 1Q08 and 2Q08.

Management believes that certain Non-GAAP (generally accepted accounting principles) measures, when presented in conjunction with comparable GAAP measures provide investors a more complete understanding of Broadridge’s underlying operational results. These Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods. These measures should be considered in addition to, and not a substitute for the measures of financial performance prepared in accordance with GAAP.